SCM TRUST

Shelton BDC Income Fund

(the “Fund”)

Supplement dated July 6, 2018 to the Prospectus dated May 1, 2018

The Example of Expenses table on page 6 of the Prospectus in respect of the Fund is replaced in its entirety by the following:

Example of Expenses

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
LOAIX	$1,011	$2,958	$4,682	$8,171
LOANX	$1,034	$3,016	$4,760	$8,260

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE